John Hancock Funds II

John Hancock Technical Opportunities Fund (the fund)

Supplement dated 12-9-16 to the current Class A, Class C and Class I shares Summary Prospectus

Effective January 1, 2017, the management fee rate for the fund has been reduced.

The information under the headings “Fees and expenses” and “Expense example” is amended and restated by the following:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 18 to 19 of this prospectus under "Sales charge reductions and waivers" or pages 111 to 115 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	C	I
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I
Management fee[1]	1.00	1.00	1.00
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00
Other expenses	0.19	0.19	0.17
Total annual fund operating expenses	1.49	2.19	1.17

[1]"Management fee” has been restated to reflect the contractual management fee schedule effective January 1, 2017.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I
		Sold	Not Sold
1 year	644	322	222	119
3 years	947	685	685	372
5 years	1,273	1,175	1,175	644
10 years	2,191	2,524	2,524	1,420

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.